Exhibit 99.1

0	● ●
John R. Buran, President and CEO Commentary
Flushing Financial Corporation Reports First Quarter 2026 Results; Net Interest Margin Expands 16 Basis Points Year Over Year; 1Q26 GAAP and Core EPS of $0.17 and $0.29, Respectively

"Our first quarter results demonstrate the strength of this franchise as we move toward closing our transaction with OceanFirst Financial Corp. Noninterest bearing deposits grew to $995.5 million, up 15% year over year, and our cost of funds declined 13 basis points from the prior quarter, driving a net interest rate margin that has expanded 16 basis points year over year. Core net income grew 25% year over year, driven by sustained net interest income growth and an improved funding mix. With a loan pipeline of $327.4 million at quarter end, up 55% year over year, we enter this next chapter from a position of strength. We look forward to completing the transaction with OceanFirst Financial Corp. and to the expanded capabilities and opportunities their platform will bring to the customers and communities we serve."

- John R. Buran, President and CEO

UNIONDALE, N.Y., April 28, 2026 – Net Interest Margin Expansion and Noninterest Deposit Growth. The Company reported 1Q26 GAAP and Core EPS of $0.17 and $0.29, compared to ($0.29) and $0.23, respectively, a year ago. During the quarter, NIM on a GAAP basis expanded 16 basis points year over year to 2.67% while Core NIM expanded 17 basis points year over year, driven by lower deposit costs and growth in noninterest bearing deposits. Average net loans decreased 2.0% YoY and 0.8% QoQ consistent with the Company's focus on disciplined pricing and credit standards. The loan pipeline increased 54.9% year over year and 18.8% quarter over quarter to $327.4 million at March 31, 2026.

Stable Capital and Stable Credit Metrics. NPAs to assets were 77 bps, compared to 71 bps a year ago and 68 bps in the prior quarter. Net charge-offs to average loans were 3 bps in 1Q26, compared to 27 bps in 1Q25 and 11 bps in 4Q25. TCE/TA1 was 7.86% at March 31, 2026, compared to 7.79% a year ago and 8.14% at December 31, 2025.

Key Financial Metrics[2]

	1Q26	4Q25	3Q25	2Q25	1Q25
GAAP:
Earnings (Loss) per Share	$0.17	$0.12	$0.30	$0.41	($0.29)
ROAA (%)	0.26	0.18	0.48	0.64	(0.43)
ROAE (%)	3.26	2.24	5.86	8.00	(5.36)
NIM FTE[3] (%)	2.67	2.68	2.64	2.54	2.51
Core:
EPS	$0.29	$0.32	$0.35	$0.32	$0.23
ROAA (%)	0.45	0.49	0.55	0.50	0.35
ROAE (%)	5.56	6.08	6.71	6.29	4.34
Core NIM FTE (%)	2.66	2.66	2.62	2.52	2.49
Credit Quality:
NPAs/Assets (%)	0.77	0.68	0.70	0.75	0.71
ACLs/Loans (%)	0.68	0.64	0.63	0.62	0.59
ACLs/NPLs (%)	87.92	102.98	93.28	83.76	86.54
NCOs/Avg Loans (%)	0.03	0.11	0.07	0.15	0.27
Balance Sheet:
Avg Loans ($B)	$6.5	$6.6	$6.6	$6.7	$6.7
Avg Dep ($B)	$7.5	$7.5	$7.3	$7.6	$7.6
Book Value/Share	$20.58	$20.96	$21.06	$20.91	$20.81
Tangible BV/Share	$20.56	$20.94	$21.03	$20.89	$20.78
TCE/TA (%)	7.86	8.14	8.01	8.04	7.79

Note: In certain circumstances, reclassifications have been made to prior periods to conform to the current presentation.

1 Tangible Common Equity (“TCE”)/Total Assets (“TA”).

2 See “Reconciliation of GAAP Earnings (Loss) and Core Earnings”, “Reconciliation of GAAP Revenue and Pre-Provision Pre-Tax Net Revenue”, and “Reconciliation of GAAP Net Interest Income Net Interest Margin to Core Net Interest Income and Net Interest Margin.”

3 Net Interest Margin (“NIM”) Fully Taxable Equivalent (“FTE”).

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54001

1Q26 Highlights
●
Net interest margin FTE increased 16 bps YoY and decreased 1 bp QoQ to 2.67%; Core net interest margin FTE increased 17 bps YoY and stayed flat QoQ to 2.66%; Prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, net gains and losses from fair value adjustments on hedges, and purchase accounting accretion totaled 5 bps in 1Q26 compared to 3 bps in 1Q25 and 8 bps in 4Q25
●
Average total deposits decreased 0.9% YoY and 0.1% QoQ to $7.5 billion; Average noninterest bearing deposits increased 12.9% YoY but decreased 0.5% QoQ totaling 12.9% of total average deposits compared to 11.3% in 1Q25 and 12.9% in 4Q25; Average CDs were $2.3 billion, down 12.8% YoY and 2.8% QoQ
●
Period end loans decreased 2.7% YoY and 1.4% QoQ to $6.6 billion; Back-to-back swap loan originations were $25.1 million compared to $18.0 million in 1Q25 and $45.5 million in 4Q25 and generated $0.4 million, $0.3 million, and $0.7 million of noninterest income, respectively; Loan pipeline increased 54.9% YoY and 18.8% QoQ to $327.4 million; Approximately 13.6% of the loan pipeline consists of back-to-back swap loans
●
NPAs totaled $68.2 million (77 bps of assets) in 1Q26 compared to $64.3 million (71 bps of assets) a year ago and $58.8 million (68 bps of assets) in the prior quarter
●
Provision for credit losses was $2.0 million in 1Q26 compared to $4.3 million in 1Q25 and $2.7 million in 4Q25; Net charge-offs   were $0.5 million in 1Q26 compared to $4.4 million in 1Q25 and $1.8 million in 4Q25; Allowance for loan losses to gross loans totaled 0.68% in 1Q26 compared to 0.59% in 1Q25 and 0.64% in 4Q25
●
Tangible Common Equity to Tangible Assets was 7.86% at March 31, 2026, compared to 7.79% at March 31, 2025, and 8.14% at December 31, 2025; Tangible book value per share was $20.56 at March 31, 2026, compared to $20.78 a year ago and $20.94 for the prior quarter

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54002

Income Statement Highlights

						YoY	QoQ
($000s, except EPS)	1Q26	4Q25	3Q25	2Q25	1Q25	Change	Change

Net Interest Income	$55,194	$55,506	$53,828	$53,209	$52,989	4.2%	(0.6)%
Provision for Credit Losses	2,011	2,745	1,531	4,194	4,318	(53.4)	(26.7)
Noninterest Income (Loss)	1,785	3,303	4,746	10,277	5,074	(64.8)	(46.0)
Noninterest Expense	46,775	48,228	43,365	40,356	59,676	(21.6)	(3.0)
Income (Loss) Before Income Taxes	8,193	7,836	13,678	18,936	(5,931)	238.1	4.6
Provision (Benefit) for Income Taxes	2,360	3,810	3,231	4,733	3,865	(38.9)	(38.1)
Net Income (Loss)	$5,833	$4,026	$10,447	$14,203	($9,796)	159.5	44.9
Diluted Earnings (Loss) per Common Share	$0.17	$0.12	$0.30	$0.41	($0.29)	158.6	41.7

Core Net Income[1]	$9,940	$10,918	$11,957	$11,162	$7,931	25.3	(9.0)
Core EPS[1]	$0.29	$0.32	$0.35	$0.32	$0.23	26.1	(9.4)

1 See Reconciliation of GAAP Earnings (Loss) and Core Earnings

Net interest income increased YoY and decreased QoQ.

●	Net Interest Margin FTE of 2.67% increased 16 bps YoY but decreased 1 bp QoQ; The yield on interest earning assets decreased 12 bps QoQ to 5.46%, while the cost of funds decreased 13 bps QoQ.
●	Prepayment penalty income, net reversals and recoveries of interest from nonaccrual and delinquent loans, net gains and losses from fair value adjustments on hedges, and purchase accounting accretion totaled $0.9 million (5 bps to NIM) in 1Q26 compared to $0.6 million (3 bps to NIM) in 1Q25 and $1.6 million (8 bps to NIM) in 4Q25
●	Excluding the items in the previous bullet, the net interest margin was 2.62% in 1Q26 compared to 2.48% in 1Q25 and 2.60% in 4Q25

The provision for credit losses decreased YoY and QoQ.

●	Net charge-offs were $0.5 million (3 bps of average loans) in 1Q26 compared to $4.4 million (27 bps of average loans) in 1Q25 and $1.8 million (11 bps of average loans) in 4Q25
●	No systemic issues related to the charge-offs in 1Q26

Noninterest income decreased YoY and QoQ.

●	Back-to-back swap loan closings of $25.1 million in 1Q26 (compared to $18.0 million in 1Q25 and $45.5 million in 4Q25) generated $0.4 million of noninterest income (compared to $0.3 million in 1Q25 and $0.7 million in 4Q25)
●	Net gains (losses) from fair value adjustments were $(3.6) million ($(0.07) per share, net of tax) in 1Q26 compared to ($0.2) million ($0.00) per share, net of tax) in 1Q25 and $(2.0) million ($(0.03) per share, net of tax) in 4Q25
●	Life Insurance proceeds were $0.1 million in 1Q26
●	Absent the items in the previous two bullets and other immaterial adjustments, core noninterest income was $5.2 million in 1Q26, down 3.2 % YoY and up 0.1% QoQ

Noninterest expense decreased YoY and QoQ.

●	GAAP noninterest expense was $46.8 million in 1Q26, down 21.6% YoY and 3.0% QoQ, reflecting the absence of the $17.6 million goodwill impairment recorded in 1Q25 and lower merger-related costs compared to 4Q25.
●	Core noninterest expenses were $44.3 million in 1Q26, up 5.6% YoY and up 2.3% QoQ.
●	GAAP noninterest expense to average assets was 2.12% in 1Q26 compared to 2.65% in 1Q25 and 2.18% in 4Q25

Provision for income taxes was $2.4 million in 1Q26 compared to $3.9 million in 1Q25 and $3.8 million in 4Q25.

●	The effective tax rate was 28.8% in 1Q26 reflecting a more normalized rate compared to prior periods. The 1Q25 rate of (65.2%) was distorted by the non-deductible goodwill impairment charge, and the 4Q25 rate of 48.6% was elevated by non-deductible merger-related expenses.

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54003

Balance Sheet, Credit Quality, and Capital Highlights

						YoY		QoQ
	1Q26	4Q25	3Q25	2Q25	1Q25	Change		Change
Averages ($MM)
Loans	$6,540	$6,592	$6,595	$6,678	$6,672	(2.0)%		(0.8)%
Total Deposits	7,492	7,497	7,346	7,607	7,561	(0.9)		(0.1)

Credit Quality ($000s)
Nonperforming Loans	$50,555	$41,564	$44,851	$49,247	$46,263	9.3%		21.6%
Nonperforming Assets	68,169	58,825	62,129	66,125	64,263	6.1		15.9
Criticized and Classified Loans	102,213	83,718	74,108	72,005	89,673	14.0		22.1
Criticized and Classified Assets	119,827	100,979	91,386	88,883	107,673	11.3		18.7
Allowance for Credit Losses/Loans (%)	0.68	0.64	0.63	0.62	0.59	9	bp	4	bp

Capital
Book Value/Share	$20.58	$20.96	$21.06	$20.91	$20.81	(1.1)%		(1.8)%
Tangible Book Value/Share	20.56	20.94	21.03	20.89	20.78	(1.1)		(1.8)
Tang. Common Equity/Tang. Assets (%)	7.86	8.14	8.01	8.04	7.79	7	bps	(28)	bps
Leverage Ratio (%)	8.48	8.52	8.64	8.31	8.12	36		(4)

Average loans decreased YoY and QoQ.

●	Period end loans totaled $6.6 billion, down 2.7% YoY and 1.4% QoQ
●	Total loan closings were $161.5 million in 1Q26 compared to $174.1 million in 1Q25 and $261.4 million in 4Q25; the loan pipeline was $327.4 million at March 31, 2026, up 54.9% YoY and 18.8% QoQ
●	The diversified loan portfolio is approximately 90% collateralized by real estate with an average loan-to-value ratio of less than 35%

Average total deposits decreased YoY and QoQ.

●	Average noninterest bearing deposits increased 12.9% YoY and decreased 0.5% QoQ and comprised 12.9% of average total deposits in 1Q26 compared to 11.3% a year ago
●	Average core deposits increased 5.3% YoY and 1.2% QoQ

Credit Quality: Nonperforming loans increased YoY and QoQ.

●	Nonperforming loans were 77 bps of gross loans in 1Q26 compared to 69 bps in 1Q25 and 63 bps in 4Q25
●	Criticized and classified loans were 156 bps of gross loans at 1Q26 compared to 133 bps at 1Q25 and 126 bps at 4Q25

Capital: Book value per common share and tangible book value per common share, a non-GAAP measure, both decreased 1.1% YoY to $20.58 and $20.56, respectively.

●	The Company paid a dividend of $0.22 per share in 1Q26 and declared an additional dividend of $0.22 per share paid on April 24, 2026; 807,964 shares remaining subject to repurchase under the authorized stock repurchase program, which has no expiration date or maximum dollar limit
●	Ample capital enables the Company to continue investment in the business and strategic initiatives

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54004

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State —chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release is available at www.FlushingBank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These include statements regarding the proposed transaction of the Company with OceanFirst Financial Corp. (“OceanFirst”). Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. The Company has no obligation to update these forward-looking statements.

These forward-looking statements also include but are not limited to: (i) the risk that the proposed transaction with OceanFirst may not be completed in a timely manner or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including obtaining the necessary regulatory approvals (and the risk that such regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between OceanFirst and the Company; (iv) the inability to obtain alternative capital in the event it becomes necessary to complete the proposed transaction; (v) the effect of the announcement or pendency of the proposed transaction on OceanFirst’s and the Company’s business relationships, operating results and business generally; (vi) risks that the proposed transaction disrupts current plans and operations of OceanFirst and the Company; (vii) potential difficulties in retaining OceanFirst and Company customers and employees as a result of the proposed transaction; (viii) OceanFirst’s and the Company’s estimates of its financial performance; (ix) changes in general economic, political, or industry conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; (x) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; (xi) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of OceanFirst’s and the Company’s underwriting practices and the risk of fraud; (xii) fluctuations in the demand for loans; (xiii) the ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund OceanFirst’s and the Company’s activities particularly in a rising or high interest rate environment; (xiv) the rapid withdrawal of a significant amount of deposits over a short period of time; (xv) results of examinations by regulatory authorities of OceanFirst or the Company and the possibility that any such regulatory authority may, among other things, limit OceanFirst’s or the Company’s business activities, restrict OceanFirst’s or the Company’s ability to invest in certain assets, refrain from issuing an approval or non-objection to certain capital or other actions, increase OceanFirst’s or the Company’s allowance for credit losses, result in write-downs of asset values, restrict OceanFirst’s or the Company’s ability or that of OceanFirst’s bank subsidiary or Flushing Bank to pay dividends, or impose fines, penalties or sanctions; (xvi) the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; (xvii) changes in the markets in which OceanFirst and the Company compete, including with respect to the competitive landscape, technology evolution or regulatory changes; (xviii) changes in consumer spending, borrowing and saving habits; (xix) slowdowns in securities trading or shifting demand for security trading products; (xx) the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; (xxi) legislative or regulatory changes; (xxii) changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs, (xxiii) impact of operating in a highly competitive industry; (xxiv) reliance on third party service providers; (xxv) competition in

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54005

retaining key employees; (xxvi) risks related to data security and privacy, including the impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xxvii) changes to accounting principles and guidelines; (xxviii) potential litigation relating to the proposed transaction that could be instituted against OceanFirst, the Company or their respective directors and officers, including the effects of any outcomes related thereto; (xxix) volatility in the trading price of OceanFirst’s or the Company’s securities; (xxx) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xxxi) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected expenses, factors or events; (xxxii) the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where OceanFirst and the Company do business; and (xxxiii) the dilution caused by OceanFirst’s issuance of additional shares of its capital stock in connection with the proposed transaction. The foregoing list of factors is not exhaustive. All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above.

#FF- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54006

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended
	March 31,		December 31,		September 30,		June 30,		March 31,
(Dollars in thousands, except per share data)	2026		2025		2025		2025		2025
Performance Ratios (1)
Return on average assets	0.26%		0.18%		0.48%		0.64%		(0.43)%
Return on average equity	3.26		2.24		5.86		8.00		(5.36)
Yield on average interest-earning assets (2)	5.46		5.58		5.70		5.59		5.51
Cost of average interest-bearing liabilities	3.32		3.46		3.62		3.58		3.50
Cost of funds	2.91		3.04		3.21		3.19		3.13
Net interest rate spread during period (2)	2.14		2.12		2.08		2.01		2.01
Net interest margin (2)	2.67		2.68		2.64		2.54		2.51
Noninterest expense to average assets	2.12		2.18		1.99		1.81		2.65
Efficiency ratio (3)	73.55		71.52		71.03		67.69		72.21
Average interest-earning assets to average interest-bearing liabilities	1.19	X	1.19	X	1.18	X	1.17	X	1.17	X

Average Balances
Total loans, net	$6,539,653		$6,591,699		$6,595,037		$6,678,494		$6,671,922
Total interest-earning assets	8,292,959		8,313,586		8,181,582		8,402,582		8,468,913
Total assets	8,826,485		8,846,472		8,702,227		8,918,075		9,015,880
Total deposits	7,492,325		7,496,670		7,345,547		7,607,080		7,560,956
Total interest-bearing liabilities	6,974,738		6,973,230		6,923,640		7,176,399		7,261,100
Stockholders' equity	715,145		718,727		712,600		709,839		731,592

Per Share Data
Book value per common share (4)	$20.58		$20.96		$21.06		$20.91		$20.81
Tangible book value per common share (5)	$20.56		$20.94		$21.03		$20.89		$20.78

Stockholders' Equity
Stockholders' equity	$697,408		$707,975		$711,226		$706,377		$702,851
Tangible stockholders' equity	696,712		707,202		710,372		705,437		701,822

Consolidated Regulatory Capital Ratios
Tier 1 capital	$747,808		$752,523		$751,258		$740,871		$730,950
Common equity Tier 1 capital	694,708		702,747		703,450		695,099		683,670
Total risk-based capital	984,004		986,948		983,826		972,517		961,704
Risk Weighted Assets	6,634,737		6,623,923		6,692,035		6,675,621		6,719,291

Tier 1 leverage capital (well capitalized = 5%)	8.48%		8.52%		8.64%		8.31%		8.12%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.47		10.61		10.51		10.41		10.17
Tier 1 risk-based capital (well capitalized = 8.0%)	11.27		11.36		11.23		11.10		10.88
Total risk-based capital (well capitalized = 10.0%)	14.83		14.90		14.70		14.57		14.31

Capital Ratios
Average equity to average assets	8.10%		8.12%		8.19%		7.96%		8.11%
Equity to total assets	7.87		8.14		8.02		8.05		7.80
Tangible common equity to tangible assets (6)	7.86		8.14		8.01		8.04		7.79

Asset Quality
Nonaccrual loans	$50,555		$41,564		$44,851		$49,247		$46,263
Nonperforming loans	50,555		41,564		44,851		49,247		46,263
Nonperforming assets	68,169		58,825		62,129		66,125		64,263
Net charge-offs (recoveries)	520		1,783		1,090		2,549		4,427

Asset Quality Ratios
Nonperforming loans to gross loans	0.77%		0.63%		0.67%		0.74%		0.69%
Nonperforming assets to total assets	0.77		0.68		0.70		0.75		0.71
Allowance for credit losses to gross loans	0.68		0.64		0.63		0.62		0.59
Allowance for credit losses to nonperforming assets	65.21		72.76		67.34		62.38		62.30
Allowance for credit losses to nonperforming loans	87.92		102.98		93.28		83.76		86.54
Net charge-offs (recoveries) to average loans	0.03		0.11		0.07		0.15		0.27

Full-service customer facilities	30		30		29		28		28

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54007

(1)	Ratios are presented on an annualized basis, where appropriate.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.
(3)

Efficiency ratio, a non-GAAP measure, was calculated by dividing core noninterest expense (excluding OREO expense and the net gain/loss from the sale of OREO) by the total of core net interest income and core noninterest income.

(4)	Calculated by dividing stockholders’ equity by shares outstanding.
(5)

Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets. See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6)	See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands, except per share data)	2026	2025	2025	2025	2025
Interest and Dividend Income
Interest and fees on loans	$91,643	$94,424	$94,970	$95,005	$93,032
Interest and dividends on securities:
Interest	19,560	19,471	19,786	20,186	21,413
Dividends	25	27	28	28	28
Other interest income	1,782	1,900	1,685	2,183	2,063
Total interest and dividend income	113,010	115,822	116,469	117,402	116,536
Interest Expense
Deposits	52,823	55,179	57,137	59,037	57,174
Other interest expense	4,993	5,137	5,504	5,156	6,373
Total interest expense	57,816	60,316	62,641	64,193	63,547
Net Interest Income	55,194	55,506	53,828	53,209	52,989
Provision for credit losses	2,011	2,745	1,531	4,194	4,318
Net Interest Income After Provision for Credit Losses	53,183	52,761	52,297	49,015	48,671
Noninterest Income (Loss)
Banking services fee income	1,868	1,986	2,000	1,948	1,521
Net gain (loss) on sale of securities	—	47	661	—	—
Net gain (loss) on sale of loans	94	14	318	2,757	630
Net gain (loss) from fair value adjustments	(3,560)	(1,985)	(1,831)	1,656	(152)
Federal Home Loan Bank of New York stock dividends	365	369	369	428	697
Life insurance proceeds	99	—	—	—	—
Bank owned life insurance	2,202	2,037	2,319	2,835	1,574
Other income	717	835	910	653	804
Total noninterest income (loss)	1,785	3,303	4,746	10,277	5,074
Noninterest Expense
Salaries and employee benefits	26,610	26,219	24,685	22,648	22,896
Occupancy and equipment	4,557	4,240	4,189	4,005	4,092
Professional services	4,332	6,830	3,999	3,452	2,885
FDIC deposit insurance	1,001	1,038	1,373	1,508	1,709
Data processing	1,835	1,844	1,831	1,806	1,868
Depreciation and amortization	1,321	1,283	1,316	1,367	1,373
Other real estate owned/foreclosure expense	49	221	353	220	345
Impairment of goodwill	—	—	—	—	17,636
Other operating expenses	7,070	6,553	5,619	5,350	6,872
Total noninterest expense	46,775	48,228	43,365	40,356	59,676
Income (Loss) Before Provision (Benefit) for Income Taxes	8,193	7,836	13,678	18,936	(5,931)

Provision (Benefit) for income taxes	2,360	3,810	3,231	4,733	3,865
Net Income (Loss)	$5,833	$4,026	$10,447	$14,203	$(9,796)
Dividends paid and earnings allocated to participating securities	(178)	(120)	(120)	(127)	(132)
Income (Loss) attributable to common stock	$5,655	$3,906	$10,327	$14,076	$(9,928)
Divided by:
Weighted average common shares outstanding and participating securities	34,711	34,488	34,497	34,511	34,474
Weighted average participating securities	(735)	(547)	(558)	(582)	(542)
Total weighted average common shares outstanding	33,976	33,941	33,939	33,929	33,932

Basic earnings (loss) per common share	$0.17	$0.12	$0.30	$0.41	$(0.29)
Diluted earnings (loss) per common share (1)	$0.17	$0.12	$0.30	$0.41	$(0.29)
Dividends paid per common share	$0.22	$0.22	$0.22	$0.22	$0.22

(1)	There were no common stock equivalents outstanding during the periods presented.

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2026	2025	2025	2025	2025
ASSETS
Cash and due from banks	$158,707	$126,076	$142,929	$150,123	$271,912
Securities held-to-maturity:
Mortgage-backed securities	7,812	7,816	7,821	7,826	7,831
Other securities, net	42,041	42,364	42,688	43,005	43,319
Securities available for sale:
Mortgage-backed securities	1,087,248	821,938	906,270	828,756	879,566
Other securities	541,339	567,986	635,153	563,031	570,578
Loans held for sale	—	—	—	—	29,624
Loans	6,561,530	6,653,952	6,670,333	6,709,601	6,741,835
Allowance for credit losses	(44,450)	(42,802)	(41,837)	(41,247)	(40,037)
Net loans	6,517,080	6,611,150	6,628,496	6,668,354	6,701,798
Interest and dividends receivable	60,418	59,436	60,044	59,607	61,510
Bank premises and equipment, net	17,193	17,734	17,073	18,145	18,181
Federal Home Loan Bank of New York stock	18,520	18,937	18,909	23,773	18,475
Bank owned life insurance	228,881	226,939	224,902	222,583	219,748
Goodwill	—	—	—	—	—
Core deposit intangibles	696	773	854	940	1,029
Right of use asset	51,016	53,118	47,761	49,759	43,870
Other assets	131,898	139,035	139,091	140,622	140,955
Total assets	$8,862,849	$8,693,302	$8,871,991	$8,776,524	$9,008,396

LIABILITIES
Total deposits	$7,580,388	$7,311,742	$7,415,528	$7,289,352	$7,718,218
Borrowed funds	416,499	484,653	492,457	600,171	421,542
Operating lease liability	51,916	53,842	48,253	50,102	44,385
Other liabilities	116,638	135,090	204,527	130,522	121,400
Total liabilities	8,165,441	7,985,327	8,160,765	8,070,147	8,305,545

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	387	387	387	387	387
Additional paid-in capital	325,789	326,613	325,809	325,162	324,290
Retained earnings	470,540	480,376	483,936	481,077	474,472
Treasury stock	(96,649)	(98,948)	(98,948)	(98,985)	(98,993)
Accumulated other comprehensive loss, net of taxes	(2,659)	(453)	42	(1,264)	2,695
Total stockholders' equity	697,408	707,975	711,226	706,377	702,851

Total liabilities and stockholders' equity	$8,862,849	$8,693,302	$8,871,991	$8,776,524	$9,008,396

(In thousands)
Issued shares	38,678	38,678	38,678	38,678	38,678
Outstanding shares	33,884	33,778	33,778	33,777	33,777
Treasury shares	4,794	4,900	4,900	4,901	4,901

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2026	2025	2025	2025	2025
Interest-earning Assets:
Loans held for sale	$—	$—	$—	$24,708	$64,085
Mortgage loans, net	5,119,895	5,197,256	5,193,430	5,260,610	5,261,261
Commercial Business loans, net	1,419,758	1,394,443	1,401,607	1,417,884	1,410,661
Total loans, net	6,539,653	6,591,699	6,595,037	6,678,494	6,671,922
Mortgage-backed securities	943,977	882,501	832,514	863,573	895,097
Other taxable securities, net	549,052	585,285	536,314	573,730	585,219
Other tax-exempt securities	42,518	42,843	43,168	43,489	43,813
Total securities, net	1,535,547	1,510,629	1,411,996	1,480,792	1,524,129
Interest-earning deposits and federal funds sold	217,759	211,258	174,549	218,588	208,777
Total interest-earning assets	8,292,959	8,313,586	8,181,582	8,402,582	8,468,913
Other assets	533,526	532,886	520,645	515,493	546,967
Total assets	$8,826,485	$8,846,472	$8,702,227	$8,918,075	$9,015,880

Interest-bearing Liabilities:
Deposits:
Savings accounts	$96,917	$92,836	$92,068	$94,884	$98,224
NOW accounts	2,265,480	2,223,337	2,154,978	2,388,559	2,215,683
Money market accounts	1,813,291	1,781,888	1,677,996	1,665,625	1,716,358
Certificate of deposit accounts	2,265,312	2,331,079	2,445,173	2,477,716	2,596,714
Total due to depositors	6,441,000	6,429,140	6,370,215	6,626,784	6,626,979
Mortgagors' escrow accounts	85,508	96,853	81,501	104,761	78,655
Total interest-bearing deposits	6,526,508	6,525,993	6,451,716	6,731,545	6,705,634
Borrowings	448,230	447,237	471,924	444,854	555,466
Total interest-bearing liabilities	6,974,738	6,973,230	6,923,640	7,176,399	7,261,100
Noninterest-bearing demand deposits	965,817	970,677	893,831	875,535	855,322
Other liabilities	170,785	183,838	172,156	156,302	167,866
Total liabilities	8,111,340	8,127,745	7,989,627	8,208,236	8,284,288
Equity	715,145	718,727	712,600	709,839	731,592
Total liabilities and equity	$8,826,485	$8,846,472	$8,702,227	$8,918,075	$9,015,880

Net interest-earning assets	$1,318,221	$1,340,356	$1,257,942	$1,226,183	$1,207,813

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended
	March 31,		December 31,		September 30,		June 30,		March 31,
(Dollars in thousands)	2026		2025		2025		2025		2025
Interest Income:
Loans held for sale	$—		$—		$—		$247		$664
Mortgage loans, net	71,972		74,181		74,149		74,240		72,391
Commercial Business loans, net	19,671		20,243		20,821		20,518		19,977
Total loans, net	91,643		94,424		94,970		94,758		92,368
Mortgage-backed securities	11,855		11,857		11,513		11,709		12,528
Other taxable securities, net	7,380		7,280		7,939		8,143		8,553
Other tax-exempt securities	443		457		458		458		456
Total securities, net	19,678		19,594		19,910		20,310		21,537
Interest-earning deposits and federal funds sold	1,782		1,900		1,685		2,183		2,063
Total interest-earning assets	113,103		115,918		116,565		117,498		116,632
Interest Expense:
Deposits:
Savings accounts	$88		$93		$94		$98		$110
NOW accounts	17,379		18,401		18,808		21,111		18,915
Money market accounts	15,074		15,719		15,390		15,323		15,372
Certificate of deposit accounts	20,169		20,904		22,766		22,443		22,710
Total due to depositors	52,710		55,117		57,058		58,975		57,107
Mortgagors' escrow accounts	113		62		79		62		67
Total interest-bearing deposits	52,823		55,179		57,137		59,037		57,174
Borrowings	4,993		5,137		5,504		5,156		6,373
Total interest-bearing liabilities	57,816		60,316		62,641		64,193		63,547
Net interest income- tax equivalent	$55,287		$55,602		$53,924		$53,305		$53,085
Included in net interest income above:
Episodic items (1)	$674		$1,442		$1,498		$878		$294
Net gains/(losses) from fair value adjustments on hedges included in net interest income	34		42		94		64		56
Purchase accounting adjustments	160		161		191		257		252
Interest-earning Assets Yields:
Loans held for sale	—%		—%		—%		4.00%		4.14%
Mortgage loans, net	5.62		5.71		5.71		5.64		5.50
Commercial Business loans, net	5.54		5.81		5.94		5.79		5.66
Total loans, net	5.61		5.73		5.76		5.68		5.54
Mortgage-backed securities	5.02		5.37		5.53		5.42		5.60
Other taxable securities, net	5.38		4.98		5.92		5.68		5.85
Other tax-exempt securities (2)	4.17		4.27		4.24		4.21		4.16
Total securities, net	5.13		5.19		5.64		5.49		5.65
Interest-earning deposits and federal funds sold	3.27		3.60		3.86		3.99		3.95
Total interest-earning assets (1)	5.46%		5.58%		5.70%		5.59%		5.51%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.36%		0.40%		0.41%		0.41%		0.45%
NOW accounts	3.07		3.31		3.49		3.54		3.41
Money market accounts	3.33		3.53		3.67		3.68		3.58
Certificate of deposit accounts	3.56		3.59		3.72		3.62		3.50
Total due to depositors	3.27		3.43		3.58		3.56		3.45
Mortgagors' escrow accounts	0.53		0.26		0.39		0.24		0.34
Total interest-bearing deposits	3.24		3.38		3.54		3.51		3.41
Borrowings	4.46		4.59		4.67		4.64		4.59
Total interest-bearing liabilities	3.32%		3.46%		3.62%		3.58%		3.50%

Net interest rate spread (tax equivalent) (1)	2.14%		2.12%		2.08%		2.01%		2.01%
Net interest margin (tax equivalent) (1)	2.67%		2.68%		2.64%		2.54%		2.51%
Ratio of interest-earning assets to interest-bearing liabilities	1.19	X	1.19	X	1.18	X	1.17	X	1.17	X

(1)	Episodic items include prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, and swap terminations fees.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						1Q26 vs.	1Q26 vs.
	March 31,	December 31,	September 30,	June 30,	March 31,	4Q25	1Q25
(Dollars in thousands)	2026	2025	2025	2025	2025	% Change	% Change
Noninterest bearing	$995,529	$969,287	$964,767	$899,602	$863,714	2.7%	15.3%
Interest bearing:
Certificate of deposit accounts	2,219,987	2,288,844	2,419,039	2,452,624	2,592,026	(3.0)	(14.4)
Savings accounts	98,325	93,752	91,089	92,699	97,624	4.9	0.7
Money market accounts	1,855,343	1,791,616	1,714,184	1,601,948	1,681,608	3.6	10.3
NOW accounts	2,314,962	2,108,653	2,143,752	2,174,124	2,393,482	9.8	(3.3)
Total interest-bearing deposits	6,488,617	6,282,865	6,368,064	6,321,395	6,764,740	3.3	(4.1)
Total due to depositors	7,484,146	7,252,152	7,332,831	7,220,997	7,628,454	3.2	(1.9)
Mortgagors' escrow deposits	96,242	59,590	82,697	68,355	89,764	61.5	7.2
Total deposits	$7,580,388	$7,311,742	$7,415,528	$7,289,352	$7,718,218	3.7%	(1.8)%

Loan Composition

						1Q26 vs.	1Q26 vs.
	March 31,	December 31,	September 30,	June 30,	March 31,	4Q25	1Q25
(Dollars in thousands)	2026	2025	2025	2025	2025	% Change	% Change
Multifamily residential	$2,387,794	$2,382,828	$2,442,555	$2,487,610	$2,531,628	0.2%	(5.7)%
Commercial real estate	1,932,186	1,993,018	1,960,009	1,987,523	1,953,710	(3.1)	(1.1)
One-to-four family ― mixed use property	466,734	476,423	482,933	493,846	501,562	(2.0)	(6.9)
One-to-four family ― residential	297,735	319,353	335,592	258,608	269,492	(6.8)	10.5
Construction	40,614	54,821	51,638	46,798	63,474	(25.9)	(36.0)
Mortgage loans	5,125,063	5,226,443	5,272,727	5,274,385	5,319,866	(1.9)	(3.7)

Small Business Administration	21,972	17,523	11,439	15,473	14,713	25.4	49.3
Commercial business and other	1,401,627	1,395,853	1,372,598	1,407,792	1,396,597	0.4	0.4
Commercial Business loans	1,423,599	1,413,376	1,384,037	1,423,265	1,411,310	0.7	0.9

Gross loans	6,548,662	6,639,819	6,656,764	6,697,650	6,731,176	(1.4)	(2.7)
Net unamortized (premiums) and unearned loan (cost) fees (1)	12,868	14,133	13,569	11,951	10,659	(9.0)	20.7
Allowance for credit losses	(44,450)	(42,802)	(41,837)	(41,247)	(40,037)	3.9	11.0
Net loans	$6,517,080	$6,611,150	$6,628,496	$6,668,354	$6,701,798	(1.4)%	(2.8)%

(1)

Includes $1.8 million, $2.0 million, $2.1 million, $2.3 million, and $2.6 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025, respectively.

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2026	2025	2025	2025	2025
Multifamily residential	$47,784	$16,559	$17,674	$8,546	$21,183
Commercial real estate	21,922	90,035	40,199	57,533	22,916
One-to-four family – mixed use property	4,302	7,553	3,580	3,039	1,842
One-to-four family – residential	289	1,174	86,589	411	35,206
Construction	4,043	3,184	4,839	2,469	3,275
Mortgage loans	78,340	118,505	152,881	71,998	84,422

Small Business Administration	5,510	6,391	528	2,457	1,250
Commercial business and other	77,657	136,486	99,351	84,721	88,404
Commercial Business loans	83,167	142,877	99,879	87,178	89,654

Total Closings	$161,507	$261,382	$252,760	$159,176	$174,076

Weighted Average Rate on Loan Closings

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
Loan type	2026	2025	2025	2025	2025
Mortgage loans	6.18%	6.18%	6.44%	6.87%	6.68%
Commercial Business loans	6.49	6.67	7.14	7.25	7.28
Total loans	6.34%	6.45%	6.72%	7.08%	6.99%

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Credit Losses

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2026	2025	2025	2025	2025
Allowance for credit losses - loans
Beginning balances	$42,802	$41,837	$41,247	$40,037	$40,152

Net loan charge-off (recoveries):
Multifamily residential	319	834	372	1,677	4
Commercial real estate	616	—	1,275	72	—
One-to-four family – mixed-use property	—	35	20	—	—
Small Business Administration	—	—	271	(4)	(40)
Commercial business and other	(415)	914	(848)	804	4,463
Total net loan charge-offs (recoveries)	520	1,783	1,090	2,549	4,427

Provision (benefit) for loan losses	2,168	2,748	1,680	3,759	4,312

Ending balance	$44,450	$42,802	$41,837	$41,247	$40,037

Gross charge-offs	$1,052	$2,051	$2,024	$2,857	$4,471
Gross recoveries	532	268	934	308	44

Allowance for credit losses - loans to gross loans	0.68%	0.64%	0.63%	0.62%	0.59%
Net loan charge-offs (recoveries) to average loans	0.03	0.11	0.07	0.15	0.27

Nonperforming Assets

	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2026	2025	2025	2025	2025
Nonaccrual Loans:
Multifamily residential	13,006	10,214	12,970	12,364	25,952
Commercial real estate	18,339	21,786	21,786	23,481	6,703
One-to-four family - mixed-use property	—	236	—	422	426
One-to-four family - residential	1,707	1,838	1,351	2,277	1,225
Small Business Administration	1,064	554	554	2,445	2,445
Commercial business and other	16,439	6,936	8,190	8,258	9,512
Total Nonaccrual loans	50,555	41,564	44,851	49,247	46,263

Total Nonperforming Loans (NPLs)	50,555	41,564	44,851	49,247	46,263

Total Nonaccrual Securities	17,614	17,261	17,278	16,878	18,000

Total Nonperforming Assets	$68,169	$58,825	$62,129	$66,125	$64,263

Nonperforming Assets to Total Assets	0.77%	0.68%	0.70%	0.75%	0.71%
Allowance for Credit Losses to NPLs	87.9%	103.0%	93.3%	83.8%	86.5%

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS (LOSS) and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings (Loss)

The variance in GAAP earnings (loss) and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to borrowings carried at fair value under the fair value option.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company’s performance over time and in comparison, to the Company’s competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as this measure is commonly used by financial institutions, regulators, and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison, to its competitors. These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS (LOSS) and CORE EARNINGS

(Unaudited)

	For the three months ended
(Dollars in thousands,	March 31,	December 31,	September 30,	June 30,	March 31,
except per share data)	2026	2025	2025	2025	2025

GAAP income (loss) before income taxes	$8,193	$7,836	$13,678	$18,936	$(5,931)

Net (gain) loss from fair value adjustments (Noninterest income (loss))	3,560	1,985	1,831	(1,656)	152
Net (gain) loss on sale of securities (Noninterest income (loss))	—	(47)	(661)	—	—
Life insurance proceeds (Noninterest income (loss))	(99)	—	—	—	—
Valuation allowance on loans transferred to held for sale (Noninterest income (loss))	—	—	—	(2,590)	194
Net (gain) loss from fair value adjustments on hedges (Net interest income)	(34)	(42)	(94)	(64)	(56)
Net amortization of purchase accounting adjustments and intangibles (Various)	(91)	(88)	(113)	(176)	(167)
Impairment of goodwill (Noninterest expense)	—	—	—	—	17,636
Miscellaneous expense (Noninterest expense)	989	19	1,053	395	(1)
Non-deductible miscellaneous expense (Noninterest expense)	1,405	4,836	—	—	—

Core income before taxes	13,923	14,499	15,694	14,845	11,827

Provision for core income taxes	3,983	3,581	3,737	3,683	3,896

Core net income	$9,940	$10,918	$11,957	$11,162	$7,931

GAAP diluted earnings (loss) per common share	$0.17	$0.12	$0.30	$0.41	$(0.29)
Net (gain) loss from fair value adjustments, net of tax	0.07	0.03	0.04	(0.04)	—
Net (gain) loss on sale of securities, net of tax	—	0.01	(0.01)	—	—
Life insurance proceeds	—	—	—	—	—
Valuation allowance on loans transferred to held for sale, net of tax	—	—	—	(0.06)	—
Net (gain) loss from fair value adjustments on hedges, net of tax	—	—	—	—	—
Net amortization of purchase accounting adjustments, net of tax	—	—	—	—	—
Impairment of goodwill	—	—	—	—	0.51
Miscellaneous expense, net of tax	0.02	—	0.02	0.01	—
Non-deductible miscellaneous expense	0.03	0.14	—	—	—
Disallowed Compensation	—	0.01	—	—	—
Core diluted earnings per common share(1)	$0.29	$0.32	$0.35	$0.32	$0.23

Core net income, as calculated above	$9,940	$10,918	$11,957	$11,162	$7,931
Average assets	8,826,485	8,846,472	8,702,227	8,918,075	9,015,880
Average equity	715,145	718,727	712,600	709,839	731,592
Core return on average assets(2)	0.45%	0.49%	0.55%	0.50%	0.35%
Core return on average equity(2)	5.56%	6.08%	6.71%	6.29%	4.34%

(1)	Core diluted earnings per common share may not foot due to rounding.
(2)	Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2026	2025	2025	2025	2025

GAAP Net interest income	$55,194	$55,506	$53,828	$53,209	$52,989
Net (gain) loss from fair value adjustments on hedges	(34)	(42)	(94)	(64)	(56)
Net amortization of purchase accounting adjustments	(160)	(161)	(191)	(257)	(252)
Core Net interest income	$55,000	$55,303	$53,543	$52,888	$52,681

GAAP Noninterest income (loss)	$1,785	$3,303	$4,746	$10,277	$5,074
Net (gain) loss from fair value adjustments	3,560	1,985	1,831	(1,656)	152
Net loss on sale of securities	—	(47)	(661)	—	—
(Reversal) Valuation allowance on loans transferred to held for sale	—	—	—	(2,590)	194
Life insurance proceeds	(99)	—	—	—	—
Core Noninterest income	$5,246	$5,241	$5,916	$6,031	$5,420

GAAP Noninterest expense	$46,775	$48,228	$43,365	$40,356	$59,676
Prepayment penalty on borrowings	—	—	—	—	—
Net amortization of purchase accounting adjustments	(69)	(73)	(78)	(81)	(85)
Impairment of goodwill	—	—	—	—	(17,636)
Miscellaneous expense	(2,394)	(4,855)	(1,053)	(395)	1
Core Noninterest expense	$44,312	$43,300	$42,234	$39,880	$41,956

Net interest income	$55,194	$55,506	$53,828	$53,209	$52,989
Noninterest income (loss)	1,785	3,303	4,746	10,277	5,074
Noninterest expense	(46,775)	(48,228)	(43,365)	(40,356)	(59,676)
Pre-provision pre-tax net (loss) revenue	$10,204	$10,581	$15,209	$23,130	$(1,613)

Core:
Net interest income	$55,000	$55,303	$53,543	$52,888	$52,681
Noninterest income	5,246	5,241	5,916	6,031	5,420
Noninterest expense	(44,312)	(43,300)	(42,234)	(39,880)	(41,956)
Pre-provision pre-tax net revenue	$15,934	$17,244	$17,225	$19,039	$16,145
Efficiency Ratio	73.6%	71.5%	71.0%	67.7%	72.2%

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540018

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE NET INTEREST INCOME

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2026	2025	2025	2025	2025
GAAP net interest income	$55,194	$55,506	$53,828	$53,209	$52,989
Net (gain) loss from fair value adjustments on hedges	(34)	(42)	(94)	(64)	(56)
Net amortization of purchase accounting adjustments	(160)	(161)	(191)	(257)	(252)
Tax equivalent adjustment	93	96	96	96	96
Core net interest income FTE	$55,093	$55,399	$53,639	$52,984	$52,777
Episodic items (1)	(674)	(1,442)	(1,498)	(878)	(294)
Net interest income FTE excluding episodic items	$54,419	$53,957	$52,141	$52,106	$52,483

Total average interest-earning assets (2)	$8,294,840	$8,315,631	$8,183,818	$8,405,053	$8,471,609
Core net interest margin FTE	2.66%	2.66%	2.62%	2.52%	2.49%
Net interest margin FTE excluding episodic items	2.62%	2.60%	2.55%	2.48%	2.48%

GAAP interest income on total loans, net (3)	$91,643	$94,424	$94,970	$94,758	$92,368
Net (gain) loss from fair value adjustments on hedges - loans	(34)	(42)	(94)	(64)	(56)
Net amortization of purchase accounting adjustments	(171)	(167)	(195)	(260)	(252)
Core interest income on total loans, net	$91,438	$94,215	$94,681	$94,434	$92,060

Average total loans, net (2)	$6,541,561	$6,593,780	$6,597,315	$6,681,009	$6,674,665
Core yield on total loans	5.59%	5.72%	5.74%	5.65%	5.52%

(1)	Episodic items include prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, and swap terminations fees.
(2)	Excludes purchase accounting average balances for all periods presented.
(3)	Excludes interest income from loans held for sale.

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540019

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2026	2025	2025	2025	2025
Total Equity	$697,408	$707,975	$711,226	$706,377	$702,851
Less:
Goodwill	—	—	—	—	—
Core deposit intangibles	(696)	(773)	(854)	(940)	(1,029)
Tangible Stockholders' Common Equity	$696,712	$707,202	$710,372	$705,437	$701,822

Total Assets	$8,862,849	$8,693,302	$8,871,991	$8,776,524	$9,008,396
Less:
Goodwill	—	—	—	—	—
Core deposit intangibles	(696)	(773)	(854)	(940)	(1,029)
Tangible Assets	$8,862,153	$8,692,529	$8,871,137	$8,775,584	$9,007,367

Tangible Stockholders' Common Equity to Tangible Assets	7.86%	8.14%	8.01%	8.04%	7.79%

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540020